THE FRANCE GROWTH FUND, INC.
------------------------------------------------------------

Jean A. Arvis                   Chairman of the Board of Directors
Thomas C. Barry                 Director
John A. Bult                    Director
Walter J.P. Curley              Director
Pierre H.R. Daviron             Director
Michel Longchampt               Director
Michel A. Rapaccioli            Director
Jacques Regniez                 Director
Bernard Simon-Barboux           Director
John W. Spurdle, Jr.            Director
Bernard Chauvel                 President
Frederick J. Schmidt            Vice President and Treasurer
Steven M. Cancro                Vice President and Secretary


INVESTMENT ADVISER
------------------------------------------------------------
Indocam International Investment Services
90, boulevard Pasteur
75015 Paris, France


ADMINISTRATOR
------------------------------------------------------------
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


CUSTODIANS
------------------------------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Credit Agricole Indosuez
9, Quai du President Paul Doumer
92400 Courbevoie, France


SHAREHOLDER SERVICING AGENT
------------------------------------------------------------
PNC Bank, N.A.
103 Bellevue Parkway
Wilmington, Delaware 19809


INDEPENDENT ACCOUNTANTS
------------------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


COUNSEL
------------------------------------------------------------
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109


                                THE
                     -----------------------------------------------------------
                                FRANCE
                     -----------------------------------------------------------
                                GROWTH
                     -----------------------------------------------------------
                                FUND, INC.
                     -----------------------------------------------------------
[LOGO]

 SEMI-ANNUAL REPORT FOR
 THE SIX MONTHS ENDED
 JUNE 30, 1999
 [GRAPHIC]
 [LOGO]
 INDOCAM INTERNATIONAL
 INVESTMENT SERVICES
 Asset Management


 FRF
 Listed
 NYSE

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The France Growth Fund, Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's objective is long-term capital appreciation through investments primarily in French equity securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in French equity securities listed on one or more of the seven securities exchanges in France, including those listed on the French over-the-counter market of such exchanges. Other investments may include listed French debt securities, unlisted French equity and debt securities and certain publicly traded equity and debt securities issued by non-French Western European issuers.

THE INVESTMENT ADVISER

Indocam International Investment Services ("IIIS" or the "Investment Adviser") is the Fund's investment adviser and manager. IIIS is a French company registered as a U.S. investment adviser under the Investment Advisers Act of 1940 and is managed by the Indocam Asset Management Group, an indirect wholly-owned subsidiary of the Credit Agricole Group. Indocam Asset Management, through its subsidiaries, had assets under management of approximately U.S.
$XX billion at June 30, 1999.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "France". The Fund's NYSE trading symbol is "FRF".

Net asset value and market price information is published each Monday in The Wall Street Journal, each Sunday in The New York Times, and each Saturday in Barron's, as well as in other newspapers in a table captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PNC Bank, N.A. at (800) 852-4750.

DISTRIBUTIONS AND DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their names will have all dividends and capital gain distributions (collectively referred to as "distributions") automatically reinvested in additional shares of Common Stock of the Fund by the agent for the Plan and dividend paying agent, PNC Bank, National Association (the "Dividend Agent"), unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash (other than those distributions payable solely in Common Stock) will receive a check in U.S. dollars mailed directly to such shareholders by the Dividend Agent on or about the date declared by the Board of Directors as the payment date for each such distribution. Shareholders who prefer not to have their distributions automatically reinvested should notify the Fund in writing c/o PNC Bank, National Association, Dividend Agent for the Fund, at P.O. Box 8905, Wilmington, Delaware 19809.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)
--------------------------------------------------------------------------------

STOCK REPURCHASE PROGRAM

The Board of Directors has adopted a stock repurchase program pursuant to which the Fund may purchase from time to time in the open market up to an aggregate of 10% of the outstanding shares of its Common Stock, as long as the Common Stock is trading at a discount from net asset value. During the six months ended
June 30, 1999, the Fund did not repurchase any shares of its Common Stock.

ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on April 29, 1999. Shareholders voted to: 1) overwhelmingly re-elect Michel Longchampt and Michel
A. Rapaccioli and elect Bernard L. Chavel, President of the Fund, as Directors;
2) ratify the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending December 31, 1999;
3) approve a shareholder proposal requesting that shareholders be afforded an opportunity to realize net asset value on their investment as soon as possible;
4) overwhelmingly, reject a shareholder proposal to terminate the investment advisory agreement between the Fund and its investment adviser; 5) approve a shareholder proposal with respect to realizing full net asset value within 60 days of the 1999 annual meeting; 6) reject a shareholder proposal requesting the resignation of all directors not standing for election at the 1999 annual meeting who oppose providing all shareholders with the opportunity to realize full net asset value within 60 days of the 1999 annual meeting; and 7) approve a shareholder proposal recommending that the Fund reimburse soliciting shareholders for fees and expenses associated with its proxy communication to shareholders.

1. Election of Directors:

     Bernard L. Chauvel.................     For:                       6,900,280
                                             Withheld Authority:          110,569

     Michel Longchampt..................     For:                       6,901,330
                                             Withheld Authority:          109,519

     Michel A. Rapaccioli...............     For:                       6,909,034
                                             Withheld Authority:          101,815

     Gary A. Bentz......................     For:                         365,837
                                             Withheld Authority:        1,480,788

     Ralph W. Bradshaw..................     For:                         365,837
                                             Withheld Authority:        1,480,788

     Ronald G. Olin.....................     For:                         365,837
                                             Withheld Authority:        1,480,788

In addition to the elected Directors, Jean A. Arvis, Thomas C. Barry, John A. Bult, Walter J.P. Curley, Pierre H.R. Daviron, Jacques Regniez, Bernard Simon-Barboux, and John W. Spurdle, Jr. continue to serve as Directors of the Fund.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)
--------------------------------------------------------------------------------

     2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants:


                                              For        Against      Abstain
                                           ---------    ---------    ---------
                                           8,608,232       33,888      215,353


     3. A recommendation that shareholders be afforded the opportunity to realize net asset value for their investment as soon as possible:


                                              For        Against      Abstain
                                           ---------    ---------    ---------
                                           4,312,820    3,200,015      101,628


     4. Termination of the investment advisory agreement between the Fund and its investment adviser:


                                              For        Against      Abstain
                                           ---------    ---------    ---------
                                             652,380    6,675,619      222,158


     5. A recommendation that the Board take the necessary steps to provide all shareholders the option of receiving full net asset value within 60 days of the 1999 annual meeting:


                                              For        Against      Abstain
                                           ---------    ---------    ---------
                                           1,957,257        2,000        3,388


     6. A recommendation that all directors not standing for election at the 1999 annual meeting who oppose the option of shareholders to receive full net asset value within 60 days of the 1999 annual meeting:


                                              For        Against      Abstain
                                           ---------    ---------    ---------
                                             359,937    1,599,320        3,388


     7. A recommendation to reimburse the soliciting stockholders for reasonable fees and expenses associated with its proxy communication:


                                              For        Against      Abstain
                                           ---------    ---------    ---------
                                             325,391      158,466    1,478,788

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)
--------------------------------------------------------------------------------

OTHER INFORMATION

Since December 31, 1998, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) material changes in the principal risk factors associated with investment in the Fund, and (iii) change in the person primarily responsible for the day-to-day management of the Fund.

The Fund amended its by-laws for two purposes:

          (1) to institute a mandatory retirement policy for all Directors.

          (2) to adopt a fifteen day advance notice provision governing the introduction of shareholder proposals or nominees for election to the Board at any annual meeting of shareholders.

The Tax-Advantaged Managed Distribution Plan

The Board of Directors of the Fund has adopted a tax-advantaged managed distribution plan (the "Distribution Plan") designed to address the discount of the Fund's share price to its net asset value.

This innovative Distribution Plan takes into account the Fund's current significant unrealized long-term capital gains by distributing an amount equal to at least 3% per quarter (at least 12% annually) of the Fund's net assets as of the end of the prior calendar year. To the extent possible, the distribution will be funded by the realization of a portion of long-term capital gains. In adverse market conditions, a distribution could constitute a return of capital. The Distribution Plan will remain in effect until at least the year 2001, subject to reconsideration by the Board only in the event of a major market decline.

Voluntary Advisory Fee Waiver

The Investment Adviser, to more closely align its interests with those of shareholders, has agreed to a voluntary policy, which it can discontinue at its discretion, whereby a portion of its fee will be waived to reflect the discounted market price of its shares. The advisory fee will be reduced by the same percentage, if any, as the shares are trading at a discount. The advisory fee will not be increased to the extent the Fund's shares trade at a premium to net asset value.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)
--------------------------------------------------------------------------------

The Year 2000 Processing Issue

The management services provided to the Fund by the Investment Adviser and services performed by others, including the custodian and transfer agent, depend upon the smooth operation of their computer systems. The Fund, like all other mutual funds and organizations engaged in financial services, would be adversely affected if the Investment Adviser and other major service providers are not able to properly calculate data from and after January 1, 2000. This is commonly referred to as the "Year 2000 Problem". The Investment Adviser has made compliance with the Year 2000 Problem a high priority and is taking steps with their computer systems that they believe are reasonably designed to address this issue. The Fund is also seeking assurances that its other major service providers are taking reasonable measures to address Year 2000 issues. Although the Fund does not expect the Year 2000 Problem to adversely impact it, the Fund can not guarantee that the Investment Adviser's or the Fund's other service providers' efforts will be successful.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

From the commencement of investment operations of the France Growth Fund Inc. (the "Fund") on May 18, 1990, through June 30, 1999, the Fund recorded a return (including dividends) of 212.58% on a euro basis. For the same period, the Societe de Bourse Francaise 120 Index (the "SBF 120 Index") posted a return (excluding dividends) of 121.72%. Thus, since the beginning of investment operations, the Fund has outperformed the SBF 120 Index by approximately 90.86%.

On a US dollar basis, the Fund reported a return of 173.29% (including dividends) from the commencement of investment operations through June 30, 1999. For the same period, the SBF 120 Index recorded a return (excluding dividends) of approximately 93.85%. Thus, in US dollar terms, the Fund has outperformed the SBF 120 Index by approximately 79.44% since the beginning of operations.

For the six months ended June 30, 1999, the Fund reported a net asset value return of 18.85% on a euro basis (4.33% in US dollar terms) outperforming the SBF 120 by 2.75% on a euro basis (2.41% in US dollar terms).

During the first half of 1999, our performance analysis shows that both the stock selection and the sector allocation has added value to the portfolio.

     * The positive contribution of stock selection stems from our substantial exposure to Banque Nationale de Paris ("BNP") and Paribas which contributed strongly to the performance of the French market during the first quarter of 1999. Other stock picks which also proved to be extremely rewarding during the first six months of 1999 include Equant (+59.36%), Sidel (+63.18%), LVMH (+85.23%) and ST Microelectronics (+92.55%).

     * A positive contribution brought about by our sector allocation resulting from our return to the energy sector during the last months of 1998 as discussed in the Fund's most recent annual report. Stocks in this sector showed strong performance, particularly in the month of March 1999.

At June 30, 1999 the net asset value per share of the Fund was US $16.32 down from US $16.41 at December 31, 1998. This may be in part a reflection of the adoption of the Tax-Advantaged Managed Distribution Plan (the "Distribution Plan"), whereby the Fund makes quarterly distributions from realized long-term capital gains in an amount equal to at least 3% per quarter (at least 12% annually) of the Fund's net assets as of the end of the prior calendar year.

The market price at June 30, 1999 of US $13.75 was higher than the market price of the Fund of US $13.625 at December 31, 1998. The discount to net asset value was 15.75% at June 30, 1999 and has ranged between 14.6% and 19.2% during fiscal 1999.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

ECONOMIC AND FINANCIAL OVERVIEW

Consumer spending remained one of the driving forces of economic growth in France during the first half of 1999. Factors behind this household confidence include:

     * Interest rates reaching historic low levels;

     * A steady decline of the unemployment rate decreasing by a full percentage point during the past year; and

     * An increase in household purchasing power.

During the first half of 1999, the property sector bounced back strongly. Housing starts were up 16.1% and building permits rose 26.3% during the twelve month period ended May 31, 1999. These figures are sustained by attractively low interest rates and tax incentives. In June, activity forecasts in construction remained very satisfactory with order intakes at all-time highs, representing
4.7 months of activity.

The recovery of the construction sector helped to sustain household spending on consumer durables, which rose 2.3% during May 1999. Over the past twelve months, consumption of manufactured products jumped 4.7%, which is far greater than in any of France's neighboring countries and represents a strong reflection of the domestic vigor of the French economy.



             THE RECOVERY OF ACTIVITY IN THE CONSTRUCTION SECTOR

                                   [CHART]

    French Housing Starts

Q4 `90                 791.86
Q1 `91                 742.41
Q2 `91                 778.86
Q3 `91                 734.28
Q4 `91                 774.57
Q1 `92                 819.16
Q2 `92                 652.88
Q3 `92                 580.76
Q4 `92                 716.94
Q1 `93                  690.4
Q2 `93                  558.7
Q3 `93                 604.71
Q4 `93                 713.94
Q1 `94                 818.07
Q2 `94                 717.12
Q3 `94                 677.55
Q4 `94                 808.42
Q1 `95                 811.67
Q2 `95                 708.96
Q3 `95                 654.04
Q4 `95                 684.09
Q1 `96                 736.47
Q2 `96                 662.16
Q3 `96                 654.63
Q4 `96                  683.5
Q1 `97                 679.14
Q2 `97                 716.29
Q3 `97                 626.29
Q4 `97                 694.16
Q1 `98                 724.81
Q2 `98                 697.19
Q3 `98                 700.08
Q4 `98                 819.19

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

In light of the latest surveys, the prospects for industry are undergoing a trend reversal. In June, the Institut National des la Statistique et des Etudes Economiques ("INSEE") confirmed incipient signs of a recovery first noted in the spring of 1999, recording a marked improvement in business confidence in virtually all Economic Monetary Unit ("EMU") countries. In France, the increase in surveyed business leaders' production prospects is evident, both with regard to their own companies and to the overall outlook for the French economy.


                    SURVEY: FRENCH INDUSTRIAL PRODUCTION
                            (BALANCE OF OPINION)

                                   [CHART]

French Business Survey: Confidence on Industrial Production

         Dec-90           -26
         Jan-91           -40
         Feb-91           -53
         Mar-91           -24
         Apr-91           -30
         May-91           -34
         Jun-91           -30
         Jul-91           -30
         Aug-91           -26
         Sep-91           -18
         Oct-91           -29
         Nov-91           -25
         Dec-91           -26
         Jan-92           -20
         Feb-92           -17
         Mar-92           -12
         Apr-92           -16
         May-92           -15
         Jun-92           -17
         Jul-92           -15
         Aug-92           -27
         Sep-92           -35
         Oct-92           -39
         Nov-92           -40
         Dec-92           -45
         Jan-93           -50
         Feb-93           -52
         Mar-93           -58
         Apr-93           -46
         May-93           -49
         Jun-93           -58
         Jul-93           -49
         Aug-93           -42
         Sep-93           -33
         Oct-93           -31
         Nov-93           -19
         Dec-93            -8
         Jan-94            -4
         Feb-94             2
         Mar-94            10
         Apr-94            14
         May-94            22
         Jun-94            27
         Jul-94            24
         Aug-94            29
         Sep-94            35
         Oct-94            43
         Nov-94            41
         Dec-94            38
         Jan-95            37
         Feb-95            33
         Mar-95            24
         Apr-95            19
         May-95            14
         Jun-95            12
         Jul-95            10
         Aug-95             4
         Sep-95            -2
         Oct-95           -12
         Nov-95           -19
         Dec-95           -34
         Jan-96           -34
         Feb-96           -31
         Mar-96           -25
         Apr-96           -23
         May-96           -25
         Jun-96           -26
         Jul-96           -28
         Aug-96           -29
         Sep-96           -29
         Oct-96           -22
         Nov-96           -18
         Dec-96           -12
         Jan-97            -2
         Feb-97             6
         Mar-97            -1
         Apr-97            -2
         May-97            -4
         Jun-97           -10
         Jul-97             3
         Aug-97             8
         Sep-97            14
         Oct-97            27
         Nov-97            20
         Dec-97            22
         Jan-98            22
         Feb-98            21
         Mar-98            23
         Apr-98            25
         May-98            25
         Jun-98            25
         Jul-98            33
         Aug-99            24
         Sep-99            16
         Oct-98             6
         Nov-98            -4
         Dec-98            -7
         Jan-99           -11
         Feb-99           -16
         Mar-99           -22
         Apr-99           -23
         May-99           -18
         Jun-99           -10
         Jul-99            13

This improvement in business sentiment is found in all sectors, stemming from more buoyant domestic orders and an incipient rebound in export orders. Since January 1, 1999, the euro has depreciated 11% against the dollar and nearly 8% against the pound and the yen.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------


                A WEAK EURO THROUGHOUT THE FIRST HALF OF 1999

                                   [CHART]

The Euro Currency Versus US Dollar

         Dec-97        1.0909
         Jan-98        1.0909
         Jan-98        1.0863
         Jan-98        1.0738
         Jan-98        1.0699
         Jan-98        1.0731
         Jan-98        1.0764
         Jan-98        1.0751
         Jan-98        1.0751
         Jan-98        1.0764
         Jan-98        1.0751
         Jan-98        1.0692
         Jan-98        1.0686
         Jan-98        1.0672
         Jan-98        1.0653
         Jan-98        1.0764
         Jan-98         1.085
         Jan-98         1.102
         Jan-98        1.0915
         Jan-98        1.0968
         Jan-98        1.0797
         Jan-98        1.0712
         Jan-98        1.0692
         Feb-98        1.0758
         Feb-98        1.0804
         Feb-98        1.0863
         Feb-98        1.0954
         Feb-98         1.083
         Feb-98        1.0777
           2/98        1.0823
         Feb-98        1.0764
         Feb-98        1.0817
         Feb-98        1.0764
         Feb-98        1.0764
         Feb-98        1.0718
         Feb-98        1.0745
         Feb-98        1.0777
         Feb-98        1.0745
         Feb-98        1.0902
         Feb-98        1.0889
         Feb-98        1.0764
         Feb-98        1.0784
         Feb-98        1.0771
         Mar-98        1.0784
         3/98          1.0804
         3/98          1.0751
         3/98          1.0672
         3/98          1.0672
         3/98          1.0705
         Mar-98        1.0692
         Mar-98        1.0666
         Mar-98        1.0705
         3/98          1.0764
         3/98          1.0758
         3/98          1.0758
         3/98          1.0718
         3/98          1.0705
         3/98          1.0692
         3/98          1.0718
         3/98          1.0705
         3/98          1.0712
         3/98          1.0751
         3/98          1.0712
         3/98            1.06
         3/98          1.0587
         Apr-98        1.0561
         Apr-98        1.0554
         Apr-98        1.0594
         Apr-98        1.0633
         Apr-98        1.0646
         Apr-98        1.0784
         Apr-98        1.0731
         Apr-98        1.0731
         Apr-98        1.0731
         Apr-98        1.0863
         Apr-98        1.0869
         Apr-98        1.0843
         Apr-98        1.0823
         Apr-98        1.0863
         Apr-98        1.0961
         Apr-98        1.0909
         Apr-98        1.0909
         Apr-98        1.0922
         Apr-98        1.0941
         Apr-98        1.0909
         Apr-98        1.0895
         Apr-98        1.0895
         May-98        1.0974
         May-98        1.0994
         May-98        1.1066
         May-98        1.1027
         May-98        1.1066
         May-98        1.1053
         May-98        1.1007
         May-98         1.102
         May-98        1.0994
         May-98        1.0994
         May-98        1.0961
         May-98        1.0954
         May-98        1.0968
         May-98        1.1046
         May-98        1.1132
         May-98        1.1125
         May-98        1.1125
         May-98        1.1046
         May-98        1.0974
         May-98        1.0987
         May-98        1.0948
         Jun-98           1.1
         Jun-98        1.0987
         Jun-98        1.1053
         Jun-98        1.1079
         Jun-98        1.1027
         Jun-98        1.0994
         Jun-98        1.0987
         Jun-98        1.0895
         Jun-98        1.0817
         Jun-98        1.0836
         Jun-98         1.081
         Jun-98        1.0876
         Jun-98        1.0948
         Jun-98        1.0902
         Jun-98        1.0941
         Jun-98        1.0909
         Jun-98        1.0856
         Jun-98         1.085
         Jun-98        1.0882
         Jun-98         1.081
         Jun-98         1.081
         Jun-98        1.0817
         Jul-98        1.0764
         Jul-98        1.0745
         Jul-98        1.0745
         Jul-98        1.0797
         Jul-98         1.079
         Jul-98        1.0764
         Jul-98        1.0699
         Jul-98        1.0771
         Jul-98        1.0869
         Jul-98        1.0843
         Jul-98        1.0876
         Jul-98        1.0954
         Jul-98        1.0994
         Jul-98        1.0981
         Jul-98        1.0948
         Jul-98        1.0961
         Jul-98        1.0954
         Jul-98        1.0994
         Jul-98        1.0941
         Jul-98        1.1046
         Jul-98         1.104
         Jul-98        1.0987
         Jul-98        1.1014
         Aug-98        1.0968
         Aug-98         1.104
         Aug-98        1.1053
         Aug-98         1.104
         Aug-98        1.0994
         Aug-98        1.1014
         Aug-98        1.0981
         Aug-98        1.0954
         Aug-98        1.0961
         Aug-98        1.0863
         Aug-98        1.0909
         Aug-98        1.0863
         Aug-98        1.0882
         Aug-98        1.0876
         Aug-98        1.0882
         Aug-98        1.0902
         Aug-98        1.0869
         Aug-98        1.0869
         Aug-98        1.0889
         Aug-98        1.1125
         Aug-98        1.1164
         Sep-98        1.1171
         Sep-98        1.1184
         Sep-98        1.1315
         Sep-98        1.1302
         Sep-98        1.1302
         Sep-98        1.1322
         Sep-98        1.1368
         Sep-98         1.161
         Sep-98        1.1551
         Sep-98        1.1525
         Sep-98        1.1565
         Sep-98        1.1545
         Sep-98        1.1525
         Sep-98        1.1538
         Sep-98        1.1571
         Sep-98        1.1624
         Sep-98        1.1656
         Sep-98        1.1683
         Sep-98         1.165
         Sep-98        1.1676
         Sep-98        1.1689
         Sep-98        1.1722
         Oct-98        1.1873
         Oct-98        1.1873
         Oct-98        1.1965
         Oct-98        1.2011
         Oct-98        1.2102
         Oct-98        1.1971
         Oct-98        1.1945
         Oct-98         1.184
         10/98         1.1978
         10/98         1.1932
         10/98         1.2096
         10/98         1.2089
         10/98         1.1997
         10/98         1.1938
         10/98         1.1847
         10/98         1.1952
         10/98         1.1945
         10/98         1.1768
         10/98         1.1827
         10/98          1.182
         10/98         1.1833
         10/98         1.1827
         Nov-98        1.1827
         Nov-98        1.1794
         Nov-98        1.1729
         Nov-98        1.1781
         Nov-98        1.1689
         Nov-98        1.1591
         Nov-98        1.1624
         Nov-98        1.1663
         Nov-98         1.161
         11/98          1.161
         11/98         1.1722
         11/98         1.1715
         11/98         1.1676
         11/98         1.1604
         11/98         1.1558
         11/98         1.1486
         11/98         1.1479
         11/98         1.1486
         11/98         1.1486
         11/98          1.142
         11/98         1.1551
         Dec-98        1.1617
         Dec-98        1.1702
         Dec-98        1.1715
         Dec-98        1.1669
         Dec-98        1.1637
         Dec-98        1.1735
         Dec-98        1.1722
         Dec-98         1.184
         12/98         1.1866
         12/98         1.1788
         12/98         1.1689
         12/98         1.1729
         12/98         1.1748
         12/98         1.1709
         12/98         1.1702
         12/98         1.1683
         12/98          1.163
         12/98         1.1669
         12/98         1.1696
         12/98          1.165
         Jan-99        1.1715
         Jan-99         1.182
         Jan-99        1.1768
         Jan-99         1.161
         Jan-99        1.1715
         Jan-99        1.1578
         Jan-99        1.1499
         Jan-99        1.1565
         Jan-99        1.1663
         Jan-99        1.1702
         Jan-99        1.1565
         Jan-99        1.1597
         Jan-99        1.1604
         Jan-99        1.1565
         Jan-99        1.1597
         Jan-99        1.1591
         Jan-99        1.1551
         Jan-99        1.1558
         Jan-99         1.144
         Jan-99        1.1414
         Jan-99        1.1361
         Feb-99        1.1302
         Feb-99        1.1341
         Feb-99        1.1302
         Feb-99        1.1335
         Feb-99        1.1263
         Feb-99        1.1328
         Feb-99        1.1302
         Feb-99        1.1328
         Feb-99         1.123
         Feb-99        1.1289
         Feb-99        1.1289
         Feb-99        1.1204
         Feb-99         1.125
         Feb-99        1.1197
         Feb-99        1.1066
         Feb-99        1.1033
         Feb-99        1.1007
         Feb-99           1.1
         Feb-99         1.104
         Feb-99        1.1027
         Mar-99        1.0895
         Mar-99        1.0935
         Mar-99        1.0889
         Mar-99         1.081
         Mar-99         1.083
         Mar-99        1.0882
         Mar-99        1.0889
         Mar-99        1.0948
         Mar-99        1.1033
         Mar-99        1.0915
         Mar-99        1.0935
         Mar-99        1.0994
         Mar-99        1.0994
         Mar-99        1.0974
         Mar-99        1.0895
         Mar-99        1.0909
         Mar-99        1.0915
         Mar-99        1.0882
         Mar-99        1.0836
         Mar-99        1.0771
         Mar-99        1.0735
         Mar-99        1.0718
         Mar-99         1.077
         Apr-99         1.079
         Apr-99        1.0784
         Apr-99        1.0712
         Apr-99         1.085
         Apr-99        1.0777
         Apr-99        1.0751
         Apr-99        1.0797
         Apr-99         1.081
         Apr-99        1.0777
         Apr-99        1.0804
         Apr-99        1.0705
         Apr-99        1.0699
         Apr-99        1.0666
         Apr-99        1.0633
         Apr-99        1.0607
         Apr-99         1.064
         Apr-99        1.0613
         Apr-99        1.0587
         Apr-99        1.0666
         Apr-99         1.064
         Apr-99        1.0594
         Apr-99        1.0581
         May-99        1.0574
         May-99        1.0627
         May-99        1.0758
         May-99        1.0804
         May-99        1.0764
         May-99        1.0784
         May-99        1.0718
         May-99        1.0653
         May-99        1.0666
         May-99        1.0666
         May-99        1.0672
         May-99        1.0679
         May-99        1.0659
         May-99        1.0627
         May-99        1.0579
         May-99          1.06
         May-99        1.0613
         May-99        1.0456
         May-99        1.0436
         May-99        1.0423
         May-99        1.0423
         Jun-99        1.0449
         Jun-99        1.0358
         Jun-99        1.0325
         Jun-99        1.0377
         Jun-99        1.0292
         Jun-99        1.0463
         Jun-99        1.0476
         Jun-99        1.0482
         Jun-99        1.0528
         Jun-99        1.0423
         Jun-99         1.043
         Jun-99        1.0305
         Jun-99        1.0338
         Jun-99         1.039
         Jun-99        1.0351
         Jun-99        1.0325
         Jun-99        1.0331
         Jun-99        1.0417
         Jun-99         1.043
         Jun-99        1.0351
         Jun-99        1.0331
         Jun-99        1.0344
         Jul-99        1.0233
         Jul-99        1.0239
         Jul-99        1.0239
         Jul-99        1.0239
         Jul-99         1.022
         Jul-99         1.022
         Jul-99         1.018
         Jul-99        1.0148
         Jul-99        1.0174
         Jul-99        1.0207
         Jul-99        1.0194
         Jul-99          1.02
         Jul-99        1.0299
         Jul-99         1.041
         Jul-99        1.0535
         Jul-99        1.0515
         Jul-99        1.0502
         Jul-99        1.0653
         Jul-99        1.0624
         Jul-99        1.0666
         Jul-99        1.0725
         Jul-99        1.0712
         Aug-99        1.0699
         Aug-99        1.0679
         Aug-99        1.0777
         Aug-99        1.0758
         Aug-99        1.0758
         Aug-99        1.0718
         Aug-99        1.0712

This decline in the euro has helped European exporters who are now well situated to take advantage of the expected rebound in international demand in the months ahead. For example, leading economic indicators of export recovery zones, notably Asia, are rising significantly.


                                       9

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THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------


                       UPTURN IN FRENCH EXPORTS TO ASIA

                                   [CHART]

                      Thailand       Taiwan        Korea        Singapore
         Jan-97        -0.118        0.1596       -0.1396        0.0805
         Feb-97       -0.0952        0.1121       -0.1345        0.0535
         Mar-97        -0.001        0.1365       -0.1021        0.0923
         Apr-97       -0.0445        0.0459        0.0377        0.1457
         May-97       -0.0427        0.0357        0.1145        0.1515
         Jun-97       -0.0122       -0.0576        0.1587        0.1353
         Jul-97       -0.0217        -0.074        0.3184        0.1328
         Aug-97       -0.0106       -0.1103        0.4458        0.1088
         Sep-97       -0.0202       -0.2067        0.4756        0.1138
         Oct-97       -0.0288       -0.2047        0.4947        0.0673
         Nov-97         0.055       -0.2342        0.4893        0.0025
         Dec-97        0.0086       -0.2635        0.4342       -0.0527
         Jan-98         0.082       -0.3021        0.4212       -0.0706
         Feb-98        0.0296       -0.3412        0.4559       -0.0543
         Mar-98       -0.1156       -0.3715        0.4088       -0.0882
         Apr-98       -0.1316       -0.3739        0.1272       -0.1302
         May-98        -0.197       -0.3965        0.0294       -0.2043
         Jun-98       -0.2846       -0.3955       -0.0221        -0.189
         Jul-98       -0.3003       -0.4108       -0.0175       -0.2157
         Aug-98       -0.3453       -0.4266       -0.1602       -0.2198
         Sep-98       -0.3563       -0.4377       -0.2084        -0.242
         Oct-98       -0.3742       -0.4599       -0.2426       -0.2519
         Nov-98       -0.4905        -0.429        -0.229       -0.1208
         Dec-98       -0.4675       -0.3609       -0.2211       -0.0663
         Jan-99       -0.4229        -0.339       -0.2158       -0.0549
         Feb-99       -0.3478       -0.2762       -0.3016       -0.0476
         Mar-99        -0.227       -0.2475       -0.2849       -0.0657
         Apr-99       -0.1576       -0.1972        -0.198       -0.0356
         May-99        0.0191       -0.1303       -0.1417        0.0583

French Exports to Asia
Year-on-Year (% in volume)

Another positive factor is that business leaders have determined that their inventories are lower than normal, anticipating an upturn in production.

In summary, the recovery in European economies reflected by the stock markets is taking shape and no longer being seriously questioned. The month of June 1999 fully confirmed this development and corrected the markets' excessively pessimistic vision. The latest developments in the bond markets also demonstrated this change in psychology.

THE EQUITY MARKET

During the first half of 1999, the French stock market performed well in local currency both in absolute terms, +16.10%, as well as relative to other European markets which rose by a modest +10.27%. This strong performance is illustrated by a better macro-economic outlook as compared to other European economies as well as strong merger and acquisition activity. Unfortunately, for a non-hedged US based investor, the weakness of the euro against the US dollar (-11.7%) has eroded a substantial portion of that gain.

                                       10

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THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------


           THE FRENCH EQUITY MARKETY PERFORMANCE VS. EUROPEAN PEERS

                                   [CHART]

                   French Equity    European Equity
                        Market          Market
                  (SBF 120 Index)  (MSCI Europe Index)

       12/31/98           100           100
                          100           100
                       104.69        103.05
                       105.91         104.3
                       108.29        106.69
                       106.77        105.38
                       107.11        106.03
                       106.14        104.49
                       103.85        103.04
                       100.44         98.99
                       101.17         99.22
                       102.66        100.89
                       104.92        103.12
                       103.96        102.72
                       105.39        103.68
                       104.61        102.59
                       101.61         99.93
                        102.3        100.34
                       102.71        100.39
                       103.44        100.81
        1/28/99        105.83        102.03
                       107.22        102.61
                       108.42        104.21
                       107.09        103.52
                       105.81        102.36
                       105.25        102.42
                       104.65        101.98
                       104.98        101.27
                       102.35          99.2
                       101.39         98.49
                       102.96         99.87
                        102.8        100.78
                       102.77        101.35
                       102.69        101.92
                       101.16        100.94
                       102.25        101.18
                       104.16        101.69
                       105.27        102.97
                        106.2        104.32
                       106.38        105.39
        2/25/99        105.07         103.6
                       103.56        103.31
                       102.14        101.97
                       102.56        102.44
                       101.61        101.71
                       103.39        102.74
                        105.6        104.83
                       105.48        104.17
                       105.18        104.48
                       105.24        104.31
                       105.76        105.97
                       105.63        106.06
                       105.79        105.48
                       105.83        105.85
                       105.32        105.01
                       104.88        104.62
                       106.31        105.84
                       105.88        105.27
                       103.15         103.4
                       102.52        102.59
        3/25/99        104.58        104.16
                       104.27        104.02
                        105.2        105.59
                       104.95        105.18
                       106.31        106.06
                       106.99         106.1
                       106.99        106.14
                       106.99        106.27
                       108.62        107.47
                       108.96        108.01
                       109.38        108.31
                       110.27        108.92
                       110.09        108.47
                       110.49        109.69
                       110.25        109.32
                       109.36        108.63
                       109.08        108.39
                       110.83        110.19
                       107.89         107.5
                       108.72        108.09
        4/22/99         108.8        109.22
                        108.2        108.94
                       108.89        109.85
                       111.59        111.67
                        111.3         111.4
                        111.2        110.73
                       112.23        111.32
                        113.2        111.91
                       113.13        111.76
                       111.38        110.02
                       110.78        109.52
                       109.82        108.99
                       110.95        108.97
                       111.13        109.24
                       111.23        108.85
                       112.74        109.83
                       110.78        107.79
                       108.92        105.83
                       110.38        106.82
                       111.82        108.04
        5/20/99        113.03         109.2
                       112.55        109.12
                       112.55        108.48
                       111.93        107.28
                        111.9        107.58
                       110.85        106.46
                       110.55        106.76
                        111.4        107.36
                       110.57        107.16
                       110.57        108.15
                       111.48        108.97
                       111.39         109.8
                       112.88        110.83
                       113.13        110.56
                       113.53        110.88
                       112.53        109.56
                       112.61         110.7
                       112.31        110.28
                       113.31        110.47
                       114.62        111.69
        6/17/99        115.26        112.03
                       116.07        112.32
                       116.59        113.63
                       116.16        113.11
                       114.87        111.86
                       113.84        110.76
                       113.49        110.22
                        114.5        110.46
                       115.38        110.41
                        116.1        110.27
                       117.95        112.75
                        118.3        113.35
                       120.08        115.13
                       119.88        114.78
                       119.22        114.04
                       118.64        113.79
                       119.11        113.87
                       119.37        114.18
                       117.64        112.43
                       117.64         112.9
        7/15/99         119.3        114.06
                       119.18        113.76
                       118.43        113.42
                       116.86        111.01
                       115.63        109.58
                        115.4        108.93
                       114.17        107.71
                       113.11        106.38
                       113.66        107.23
                       113.74        107.55
                       110.93        105.17
                       112.73        107.08
                       112.44        107.24
                       112.13        106.84
                        111.7        106.38
                       109.67        103.98
                       109.33        104.19
                        110.9        105.17
                       109.65        103.48
                       110.11        103.98

Performance Base 100

As economic indicators suggest, the economic recovery should gain strength during the second half of 1999 and the global companies whose valuations have been battered by the slowdown in world economic growth should come back into favor. This has prompted investors to move back into cyclical sectors including industrial stocks, construction, oil and cyclical consumption companies.

Conversely, with the economic environment considerably less depressed than the financial markets were expecting, growth stocks underperformed significantly--a major change from the trend observed during 1998. These interest rate sensitive sectors have been underperforming noticeably and include such sub-sectors as utilities, insurance and conglomerates.

Finally, the French banking sector remained turbulent during the first half of 1999 illustrated by the bidding among Paribas, BNP and Societe Generale as well as various other consolidation efforts in the French financial services industry.

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THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------


      SBF 120 INDEX, PERFORMANCE BY SECTOR DURING THE FIRST HALF OF 1999

                                   [CHART]


Energy                                       44.60%
Basic Products                               15.62%
Construction                                 25.77%
Capital Goods                                21.80%
Automobiles/Autopart\rSuppliers              15.63%
Consumer Goods                                5.40%
Food & Beverage                              31.88%
Retail                                       13.29%
Services                                      9.16%
Real Estate                                   5.32%
Insurance                                    -4.66%
Banking                                      14.63%
Holdings                                      3.97%


INVESTMENT STRATEGY

Looking back to November 1998, we decided to increase the weight of the energy sector on the back of excessively low valuations. Indeed, the first sign of a strategic change in the portfolio composition reflected the need for a rebalancing in favor of some cyclical stocks that had become very attractive after a fairly pronounced shift in the psychology of the market.

Having committed to this strategy in 1999, the first signs of stabilization of the situation in the Asian countries have encouraged us to carry on investing in global companies.

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THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------


        THE FRANCE GROWTH FUND: OVER/UNDER ALLOCATION VS SBF 120 INDEX

                                   [CHART]

Defensive\Stocks                         -3.34%
Growth\Stocks                             1.10%
Cyclical\Stocks                           3.46%
Interest Rate-\Sensitive Stocks          -1.22%


During the first months of 1999, we strengthened our position in some Asia-sensitive stocks: ST Microelectronics, LVMH, Sidel and Alstom. The surprising economic figures emerging from the United States have also been used to move into stocks that benefit most from US dollar appreciation. These include Michelin, Valeo, Lafarge SA and Compagnie de Saint-Gobain.

At the same time, we became more cautious about growth stocks that would be hit by increases in interest rates and reduced our exposure at the start of 1999 to information technology ("IT") services companies (Cap Gemini SA, ATOS SA), pharmaceuticals (Sanofi Synthelabo) and the services sectors. These stocks rose strongly, and we realized a portion of our gain in Canal Plus, NRJ, Suez-Lyonnaise des Eaux, Vivendi and Havas Advertising.

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THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

                STRATEGIC SHIFTS BY SECTOR SINCE DECEMBER 1998

                                   [CHART]

Energy                             -1.11%
Construction                        1.37%
Automobiles/Autopart Suppliers      1.88%
Food & Beverage                    -0.84%
Retail                              0.73%
Services                           -3.55%
Banking                             1.17%


Stock market battles raged during the first half of 1999 and gave rise to a number of opportunities. First, in the telecommunications industry, the Deutsche Telecom bid for Telecom-Italia in response to the hostile bid by Olivetti was not to France Telecom's advantage, and we decided to sell some of the France Telecom stock that we held.

In the banking sector, the bids and counter-bids for Paribas gave us excellent exit opportunities. Conversely, we bought Credit Commerciale de France stock again as that bank appears the target of an acquisition.

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THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

             OVER/UNDER SECTOR ALLOCATION VS BENCHMARK (SBF 120)

                                   [CHART]

Services                        3.22%
Automobiles/Autopart Suppliers  1.79%
Banking                         1.59%
Construction                    1.03%
Capital Goods                   0.77%
Retail                          0.47%
Energy                         -0.45%
Real Estate                    -0.61%
Consumer Goods                 -1.00%
Holdings                       -1.09%
Insurance                      -1.25%
Basic Products                 -2.95%
Food & Beverage                -1.54%


The opportunities described above allowed us to increase the Fund's positions in the retailing sector which was also in turmoil. The announcement of Wal-Mart's entry into the German market followed by its counter-bid for the Asda "hypermarket" chain in Great Britain should lead to renewed speculation in this sector. We reinforced our holdings in Casino Guichard Perrachon et Cie, Promodes and Carrefour Supermarche during the first half of 1999.

After Sidel's stellar performance during the month of June 1999, we took profits on the stock and reinvested it in the IT sector. ATOS SA and then Cap Gemini SA stocks were bought back after their mediocre performance in early 1999. Growth prospects remain very robust and valuation levels are more reasonable while fears related to the postponement of orders because of the Year 2000 ("Y2K") issue have been reflected in the price of many securities.

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THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

                     PORTFOLIO BREAKDOWN AT JUNE 30, 1999
                       (AS A PERCENTAGE OF NET ASSETS)

                                   [CHART]

Basic Products                   1.2%
Energy                           9.0%
Other Assets Less Liabilities    4.0%
Banking                          5.3%
Insurance                        5.2%
Services                        18.3%
Construction                     5.8%
Capital Goods                   20.9%
Automobiles/Autopart Suppliers   5.4%
consumer Goods                  11.0%
Food & Beverage                  3.5%
Retail                          10.4%


MARKET OUTLOOK

The recovery of European economies is no longer being seriously questioned, and for the first time in a long while the consensus view is that global growth forecasts should be raised.

European interest rate markets have adjusted dramatically from a formerlypessimistic vision of European prospects. Monetary conditions have become expansionary and will become less and less so in the months ahead suggesting the euro's depreciation will come to an end.

For the stock market, this means that we are back in a more familiar environment in which the anticipation of deflation has definitively been put to rest. Low interest rates should no longer drive the market and earnings prospects should take over as a major factor determining stock prices.

As shown in the following graph, the improving environment combined with a competitive currency, is starting to feed through into analysts' estimates.

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THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------


      EVOLUTION OF RESEARCH ANALYSTS EARNINGS GROWTH FORECAST FOR 1999
                           SBF 120 INDEX COMPANIES

                             As of August 5, 1999

                                   [CHART]

       Trend of Expected 1999 EPS

         Jan-98          14.4
         Feb-98          14.6
         Mar-98          14.1
         Apr-98          14.7
         May-98          14.4
         Jun-98          14.7
         Jul-98          15.7
         Aug-98            16
         Sep-98          14.8
         Oct-98          14.5
         Nov-98            14
         Dec-98          13.7
         Jan-99          13.8
         Feb-99          14.3
         Mar-99          14.4
         Apr-99          14.9
         May-99            15
         Jun-99          14.7
         Jul-99          15.1
         Aug-99          15.5

Median Earnings Growth in %

Even though part of this improvement in profits has in fact already been reflected by market prices, the French market should generate leading positive earnings momentum versus its European peers.

Concerning the Y2K issue, investors could certainly find grounds for concern at some point during the second half of 1999. Having survived the switch to the euro, French corporates are confident that they will be ready to meet the Y2K challenges. This is good news for blue chip Euroland. Liquidity should flow to countries and sectors that are seen to be Y2K compliant as well as to strong companies which have the resources to address the problem adequately.

In sum, we believe that investor focus should move back to Europe and the French market could benefit.

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THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------


                             FRENCH MARKET RATIOS

                                   [CHART]

                                              Current Level
                                            Based on Consensus
                                             Median Estimates
SBF 120 INDEX                              as of August 5, 1999

Price Earnings Ratio - 1999 (Estimate)             24.30x
Price/Book Value - 1999                             2.70%
Global Yield - 1999                                 2.24%
10 Year Bond Yield                                  5.12%
Short-Term rate (3 Months)                          2.45%


We appreciate your continued interest and investment in the French economy, market place and the France Growth Fund.


Sincerely,


/s/ Bernard Chauvel                         /s/ Jean A. Arvis
-----------------------------               -----------------------------
Bernard Chauvel                             Jean A. Arvis
President and Director                      Chairman of the Board
The France Growth Fund, Inc.                The France Growth Fund, Inc.
August 12, 1999

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THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

FRENCH EQUITIES -- 96.03%
------------------------------------------------------

 Shares                                                               Value
---------                                                          ------------
AUTOMOBILES/AUTOPART SUPPLIERS -- 5.37%
   46,066  Michelin............................................... $  1,883,449
   14,930  Peugeot SA.............................................    2,354,303
  119,762  Renault SA.............................................    5,208,860
   48,415  Valeo..................................................    3,991,914
                                                                   ------------
                                                                     13,438,526
                                                                   ------------

BASIC PRODUCTS -- 1.19%
  102,230  Rhodia SA..............................................    1,938,686
   70,300  Usinor.................................................    1,046,970
                                                                   ------------
                                                                      2,985,656
                                                                   ------------

CAPITAL GOODS -- 20.86%
   63,881  Aerospatiale (b).......................................    1,471,501
   68,898  Alcatel (a)............................................    9,692,827
  117,840  Alstom.................................................    3,704,280
   41,988  Equant (b).............................................    3,868,779
  259,117  France Telecom SA......................................   19,562,067
   29,375  Lagardere S.C.A........................................    1,092,940
   12,337  Legrand................................................    2,509,966
    1,820  Sagem..................................................    1,215,507
   44,730  Schneider SA...........................................    2,510,198
    9,390  Sidel..................................................    1,141,013
   60,230  ST Microelectronics (b)................................    4,010,113
   41,634  Thomson CSF............................................    1,446,070
                                                                   ------------
                                                                     52,225,261
                                                                   ------------

CONSTRUCTION -- 5.79%
   11,150  Bouygues...............................................    2,945,335
   11,150  Bouygues--Rights.......................................       29,649
    6,124  Colas..................................................    1,136,106
   20,057  Compagnie de
             Saint-Gobain (a).....................................    3,193,785
   14,500  Groupe GTM.............................................    1,554,220
    4,670  Imetal.................................................      693,091
   28,813  Lafarge SA.............................................    2,737,982
   30,335  Lapeyre................................................    2,216,672
                                                                   ------------
                                                                     14,506,840
                                                                   ------------

CONSUMER GOODS -- 11.04%
    3,260  Essilor International..................................    1,018,391
   18,951  L'Oreal (a)............................................   12,803,126
  140,498  Rhone Poulenc SA (a)...................................    6,416,277
  174,421  Sanofi Synthelabo......................................    7,397,412
                                                                   ------------
                                                                     27,635,206
                                                                   ------------

 Shares                                                               Value
---------                                                          ------------

ENERGY -- 9.00%
   74,685  Elf Aquitaine SA (a)................................... $ 10,953,414
   89,790  Total SA (a)...........................................   11,577,012
                                                                   ------------
                                                                     22,530,426
                                                                   ------------

FINANCIAL SERVICES -- 10.50%
  106,422  AXA SA (a).............................................   12,975,598
   59,772  Banque Nationale de Paris..............................    4,977,604
   20,680  Credit Commerciale
             de France............................................    2,233,691
   11,320  Dexia France...........................................    1,514,371
   26,053  Societe Generale (a)...................................    4,588,926
                                                                   ------------
                                                                     26,290,190
                                                                   ------------

FOOD & BEVERAGE --  3.51%
    8,290  Groupe Danone (a)......................................    2,136,022
   20,690  LVMH (a)...............................................    6,053,926
   20,690  LVMH--Rights (a).......................................      604,540
                                                                   ------------
                                                                      8,794,488
                                                                   ------------

RETAIL -- 10.44%
   66,205  Carrefour Supermarche (a)..............................    9,723,371
   34,700  Casino Guichard Perrachon
             et Cie...............................................    3,039,902
   41,090  Pinault Printemps
             Redoute SA...........................................    7,046,942
    5,444  Promodes...............................................    3,571,311
   35,500  Rexel SA...............................................    2,749,594
                                                                   ------------
                                                                     26,131,120
                                                                   ------------

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (concluded)

June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

FRENCH EQUITIES -- (concluded)
------------------------------------------------------

 Shares                                                               Value
---------                                                          ------------
SERVICES -- 18.33%
    7,488  Accor.................................................. $  1,879,213
   25,910  ATOS SA................................................    2,643,710
    9,310  Canal Plus.............................................    2,610,895
   27,283  Cap Gemini SA..........................................    4,285,370
    4,700  Club Mediterranee (b)..................................      498,453
   49,400  Dassault Systemes SA...................................    1,631,797
   12,517  Havas Advertising......................................    2,694,945
    9,492  Havas Advertising--Warrants expiring 5/13/01 (b).......       25,338
    3,650  Publicis SA............................................      771,184
    2,274  Sodexho Alliance SA....................................      391,398
   54,020  Suez-Lyonnaise des Eaux................................    9,737,682
    6,855  Television Francaise 1.................................    1,596,714
   23,265  Ubi Soft Entertainment SA (b)..........................    2,853,391
  176,476  Vivendi (a)............................................   14,287,066
                                                                   ------------
                                                                     45,907,156
                                                                   ------------
TOTAL FRENCH EQUITIES
  (cost -- $181,387,970)..........................................  240,444,869
                                                                   ------------


TIME DEPOSIT -- 0.02%
------------------------------------------------------

Principal
 Amount                                                               Value
---------                                                          ------------
  $44,000  Brown Brothers Harriman & Co.
           Grand Cayman, 4.00% (c)
           (cost -- $44,000)...................................... $     44,000
                                                                   ------------
TOTAL INVESTMENTS
  (cost -- $181,431,970) -- 96.05%................................  240,488,869

OTHER ASSETS LESS LIABILITIES -- 3.95%............................    9,887,469
                                                                   ------------
NET ASSETS (applicable to 15,345,333 shares; equivalent to $16.32 per share) --  100.00%..........................................
                                                                   $250,376,338
                                                                   ------------
                                                                   ------------

------------

(a) Portion of security has been segregated to collateralize securities index futures contracts. Value of segregated securities totaled $27,185,842 at June 30, 1999.
(b) Non-income producing security.
(c) Variable rate account -- rate resets on a monthly basis; amount available upon 48 hours' notice.

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
    Investments in securities, at value (cost--$181,431,970)...... $240,488,869
    Cash (including euros at affiliates of $2,415,617 with a cost
     of $2,459,150)...............................................    2,416,165
    Receivable for investments sold...............................   10,332,851
    Receivable for avoir fiscal...................................      938,954
    Dividends and interest receivable.............................      370,247
    Receivable for variation margin on futures contracts..........      117,591
    Prepaid expenses and other assets.............................      394,819
                                                                   ------------
        Total assets..............................................  255,059,496
                                                                   ------------
LIABILITIES:
    Payable for investments purchased.............................    4,202,311
    Advisory fee payable..........................................      140,667
    Administration fee payable....................................       21,028
    Accrued expenses..............................................      319,152
                                                                   ------------
        Total liabilities.........................................    4,683,158
                                                                   ------------
NET ASSETS:
    Common stock, $0.01 par value; 15,345,333 shares issued and outstanding
      (100,000,000 shares authorized).............................      153,453
    Additional paid-in capital....................................  162,792,189
    Accumulated net investment income.............................      144,937
    Accumulated net realized gain.................................   28,225,182
    Net unrealized appreciation of investments, futures contracts and other assets
      and liabilities denominated in euros........................   59,060,577
                                                                   ------------
        Net assets applicable to shares outstanding............... $250,376,338
                                                                   ------------
                                                                   ------------
NET ASSET VALUE PER SHARE.........................................       $16.32

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends, including $1,080,271 of avoir fiscal
     (net of French withholding taxes
      of $522,131)..................................... $2,913,019
    Interest...........................................     32,023  $ 2,945,042
                                                        ----------  -----------
EXPENSES:
    Advisory fees......................................  1,036,680
    Reports to shareholders............................    159,028
    Custodian and accounting fees......................    153,456
    Administration fees................................    128,462
    Audit and legal fees...............................    109,898
    Directors' fees and expenses.......................    109,143
    Shareholder relations expense......................     24,726
    Transfer agent fees................................     13,756
    Insurance expense..................................     12,106
    New York Stock Exchange listing fee................      8,430
    Other expenses.....................................     66,027
                                                        ----------
    Total expenses.....................................  1,821,712
    Less: fees waived by Investment Adviser............   (160,299)
                                                        ----------
    Net expenses.......................................               1,661,413
                                                                    -----------
    Net investment income..............................               1,283,629
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain (loss) on:
      Investments......................................              25,416,560
      Futures contracts................................               2,076,010
      Foreign currency transactions....................                (192,391)
    Net change in unrealized appreciation/depreciation
     of:
      Investments......................................             (17,567,945)
      Futures contracts................................                 (35,508)
      Other assets and liabilities denominated in
       euros...........................................                (336,948)
                                                                    -----------
    Net realized and unrealized gain on investments,
      futures contracts and foreign currency
     transactions......................................               9,359,778
                                                                    -----------
NET INCREASE IN NET ASSETS FROM INVESTMENT
  OPERATIONS...........................................             $10,643,407
                                                                    -----------
                                                                    -----------

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             FOR THE
                                           SIX MONTHS
                                              ENDED         FOR THE YEAR
                                          JUNE 30, 1999         ENDED
                                           (UNAUDITED)     DECEMBER 31, 1998
                                          -------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..............   $  1,283,629       $     934,650
    Net realized gain on investments,
      futures contracts and foreign
      currency
      transactions.....................     27,300,179          34,268,465
    Net change in unrealized
      appreciation/depreciation of
      investments, futures
      contracts and other assets and
      liabilities denominated in
      euros............................    (17,940,401)         46,462,274
                                          -------------      -------------
    Total from investment operations...     10,643,407          81,665,389
                                          -------------      -------------
DIVIDENDS AND DISTRIBUTIONS:
    From net investment income.........     (1,229,161)                 --
    From net realized gain on
      investments......................    (10,913,601)        (31,066,627)
                                          -------------      -------------
    Total dividends and
      distributions....................    (12,142,762)        (31,066,627)
                                          -------------      -------------
    Net increase (decrease) in net
      assets...........................     (1,499,355)         50,598,762
NET ASSETS:
    Beginning of period................    251,875,693         201,276,931
                                          -------------      -------------
    End of period......................   $250,376,338       $ 251,875,693
                                          -------------      -------------
                                          -------------      -------------

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The France Growth Fund, Inc. (the "Fund") was incorporated in the State of Maryland on February 20, 1990 as a diversified, closed-end management investment company. Prior to commencing investment operations on May 18, 1990, the Fund had no activities other than the sale on May 4, 1990 to Banque Indosuez (currently known as Credit Agricole Indosuez, an affiliate of the Investment Adviser of the Fund as well as the subcustodian for the Fund's assets in France) of 9,000 shares of common stock for $100,440.

The preparation of the financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

Valuation of Investments--All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination on the principal exchange on which they traded or, if no sales price is available at that time, at the last quoted bid price for such securities (however, if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than the last quoted bid price). Options are valued in a like manner, as are futures contracts, except that sales of open futures contracts are valued using the closing settlement price or, in the absence of such price, the most recently quoted asked price. Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting the contracts. Securities and assets for which market quotations are not readily available (including unlisted securities and securities that are not readily marketable) are valued at fair value as determined in good faith by, or under the direction of, the Fund's Board of Directors. There were no securities held by the Fund for which market quotations were not readily available at June 30, 1999. Short-term investments having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase is greater than 60 days, unless the Board of Directors determines that such values do not represent the fair value of such investments. Assets and liabilities initially expressed in euros are translated into U.S. dollars at the noon buying rate in New York for cable transfers payable in euros (the "Federal Reserve Exchange Rate"), as certified for customs purposes by the Federal Reserve Bank of New York as quoted on the day of such translation, or if no such rate is quoted on such date, the previously quoted Federal Reserve Exchange Rate, or at such other appropriate rate as may be determined by the Board of Directors.

U.S. Federal Tax Status--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (continued)
--------------------------------------------------------------------------------

French Withholding Tax--Dividend income from French companies is subject to French withholding tax at a rate of 15%. Pursuant to the income tax treaty between the U.S. and France, the Fund is entitled to recover a credit ("avoir fiscal") for French taxes paid by a French company with respect to such dividend, equal to 38.25% of the dividend amount (45% tax rate less 15% withholding on such tax). The Fund makes such claims for the refunds to the extent it qualifies for the benefit under the income tax treaty. Interest income and gains on the sale or exchange of stock in French companies realized by the Fund are not subject to French withholding tax.

Investment Transactions and Investment Income--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends from French securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in euros are translated at the prevailing rates of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of euro denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing euro denominated assets and liabilities at the period exchange rate is reflected as a component of net unrealized appreciation of investments, futures contracts and other assets and liabilities denominated in euros. Net realized gain (loss) on foreign currency transactions is treated as ordinary income (loss) for income tax reporting purposes.

Futures Contracts--The Fund may seek to hedge all or a portion of its investments or to maintain a fully invested position through the use of securities index and financial futures contracts. Upon entering into a futures contract, the Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. On the expiration date, payments are made or received by the Fund reflecting the aggregate change in the value of the contract. Upon the closing of a contract, the Fund will recognize a realized gain or loss.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (continued)
--------------------------------------------------------------------------------

Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the future and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from the composition of the index underlying such futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

During the six months ended June 30, 1999, the Fund entered into securities index futures contracts with Carr Futures SNC, an affiliate of the Investment Adviser. At June 30, 1999, the Fund had the following open securities index futures contracts which were collateralized by segregated securities valued at $27,185,842:

                                              COST ON                        U.S.$
   NUMBER OF                   EXPIRATION   ORIGINATION      EUR VALUE       VALUE      UNREALIZED
   CONTRACTS         TYPE         DATE          DATE          6/30/99       6/30/99    APPRECIATION
---------------  ------------  ----------  --------------  --------------  ----------  ------------
Long positions:
      102        CAC 40 Index    7/31/99    EUR 4,573,822   EUR 4,635,390  $4,777,275  $     63,456
       92        CAC 40 Index    7/31/99        4,037,525       4,090,050   4,215,243        54,135
                                                                                       ------------
                                                                                       $    117,591
                                                                                       ------------
                                                                                       ------------

Option Transactions--For hedging purposes, the Fund may purchase and write
(sell) put and call options on French securities and security indices. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the underlying security in determining whether the Fund has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security or currency at a price different from the current market value.

Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (continued)
--------------------------------------------------------------------------------

extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gain for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gain. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital.

On June 30, 1999, the Board of Directors declared a long-term capital gain distribution of $0.6564 per share. The distribution was paid on July 16, 1999, to shareholders of record on July 12, 1999.

INVESTMENT ADVISER AND ADMINISTRATOR

Indocam International Investment Services, the Investment Adviser, has an Investment Advisory and Management Agreement ("Advisory Agreement") with the Fund. In accordance with the Advisory Agreement, the Investment Adviser provides investment advisory services, makes investment decisions and supervises the acquisition and disposition of securities and other investments held by the Fund and provides other portfolio management services. As compensation for its services, the Investment Adviser is paid a monthly fee at an annual rate of 0.90% of the value of the Fund's average weekly net assets up to $100 million and 0.80% of such net assets in excess of $100 million. During the six months ended June 30, 1999, the Investment Adviser voluntarily waived $160,299 of its fees.

Mitchell Hutchins Asset Management Inc. (the "Administrator") has an Administration Agreement with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator is paid a monthly fee at an annual rate of 0.12% of the value of the Fund's average weekly net assets up to $100 million, 0.10% on the next $100 million of such net assets, and 0.08% on such net assets in excess of $200 million.

TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 1999, certain direct and indirect subsidiaries of the Credit Agricole Group--Cheuvreux de Virieu, Banque CPR and Carr Futures SNC received $42,874, $8,290 and $5,541, respectively, in brokerage commissions as a result of executing agency transactions on investment securities and futures contracts on behalf of the Fund. In addition, Credit Agricole Indosuez earned fees of approximately $27,011 in its capacity as subcustodian for the Fund of which approximately $13,880 was unpaid at June 30, 1999. For the year ended June 30, 1999, the Fund earned $21,201 in interest income from call account deposits held with Credit Agricole Indosuez. At June 30, 1999, the Fund had $1,042,870 and $1,372,747 at Credit Agricole Indosuez and Carr Futures SNC (on deposit for open futures contracts), respectively.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (concluded)
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 1999 was substantially the same as the cost for financial statement purposes. Accordingly, net unrealized appreciation of investments of $59,056,899 was composed of gross appreciation of $60,984,101 for those investments having an excess of value over cost and gross depreciation of $1,927,202 for those investments having an excess of cost over value.

For the six months ended June 30, 1999, aggregate purchases and sales of portfolio securities (excluding short-term securities) were $68,081,383 and $85,391,934, respectively.

CONCENTRATION OF RISK

Investments in France may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of French governmental supervision and regulation of the securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     Selected data for a share of common stock outstanding throughout each period is presented below:

                                               FOR THE
                                             SIX MONTHS
                                                ENDED                         FOR THE YEARS ENDED DECEMBER 31,
                                             JUNE 30, 1999       -----------------------------------------------------------
                                             (UNAUDITED)           1998           1997        1996        1995        1994
                                             -------------       --------       --------    --------    --------    --------
Net asset value, beginning of period.......       $16.41           $13.12         $13.37      $11.60      $10.97      $12.94
                                               ---------         --------       --------    --------    --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income......................         0.09             0.06           0.09        0.11        0.37        0.01 (a)
Net realized and unrealized gain (loss) on
  investments, futures contracts and
  foreign currency transactions............         0.61             5.26           1.49        2.53        1.06       (0.68)(a)
                                               ---------         --------       --------    --------    --------    --------
    Total from investment operations.......         0.70             5.32           1.58        2.64        1.43       (0.67)
                                               ---------         --------       --------    --------    --------    --------
DIVIDENDS AND DISTRIBUTIONS:
From net investment income.................        (0.08)              --          (0.02)      (0.08)      (0.40)      (0.03)
In excess of net investment income.........           --               --          (0.03)      (0.00)(b)    (0.01)        --
From net realized gain on investments......        (0.71)           (2.03)         (1.78)      (0.79)      (0.39)      (0.55)
                                               ---------         --------       --------    --------    --------    --------
    Total dividends and distributions......        (0.79)           (2.03)         (1.83)      (0.87)      (0.80)      (0.58)
                                               ---------         --------       --------    --------    --------    --------
CAPITAL SHARE TRANSACTIONS:
Dilutive effect of rights offering.........           --               --             --          --          --       (0.67)
Offering costs charged to additional
  paid-in capital..........................           --               --             --          --          --       (0.05)
                                               ---------         --------       --------    --------    --------    --------
    Total capital share transactions.......           --               --             --          --          --       (0.72)
                                               ---------         --------       --------    --------    --------    --------
Net asset value, end of period.............       $16.32           $16.41         $13.12      $13.37      $11.60      $10.97
                                               ---------         --------       --------    --------    --------    --------
                                               ---------         --------       --------    --------    --------    --------
Market value, end of period................       $13.75           $13.63         $10.50      $10.38       $9.88       $9.13
                                               ---------         --------       --------    --------    --------    --------
                                               ---------         --------       --------    --------    --------    --------
TOTAL INVESTMENT RETURN (c)................         7.00%           48.20%         19.33%      13.91%      16.62%     (27.05)%
                                               ---------         --------       --------    --------    --------    --------
                                               ---------         --------       --------    --------    --------    --------

RATIOS / SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)....    $ 250,376         $251,876       $201,277    $205,123    $178,080    $168,366
Ratio of expenses to average net assets....         1.35%(d)         1.38%(d)       1.48%       1.54%       1.58%       1.63%
Ratio of net investment income to average
  net assets...............................         1.04%(d)         0.38%(d)       0.64%       0.84%       3.07%       0.19%
Portfolio turnover.........................           28%              47%            80%         83%         49%         52%

------------------

(a) Based on average shares outstanding.

(b) Dividend equal to $0.0039 per share.

(c) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period, and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions. Total investment return for a period of less than one year is not annualized.

(d) The Investment Adviser waived a portion of its fees during the six months ended June 30, 1999 and the year ended December 31, 1998. If such waiver had not been made, the ratio of expenses to average net assets would have been 1.48% and 1.46%, respectively, and the ratio of net investment income to average net assets would have been 0.91% and 0.30%, respectively.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

    This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

    Comparisons between changes in the Fund's net asset value per share and changes in the SBF Index should be considered in light of the Fund's investment policies and objective, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the euro/U.S. dollar exchange rate.